   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 20, 2001
                                                      REGISTRATION NO. 333-47560

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                        POST-EFFECTIVE AMENDMENT NO. 1 TO

                                    FORM S-3

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                ----------------

                                    AXT, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                                      94-3031310
 (STATE OR OTHER JURISDICTION OF                        (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)                      IDENTIFICATION NUMBER)

                              4281 TECHNOLOGY DRIVE
                            FREMONT, CALIFORNIA 94538
                                 (510) 683-5900

    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                ----------------

                                 MORRIS S. YOUNG
                             CHIEF EXECUTIVE OFFICER
                                    AXT, INC.
                              4281 TECHNOLOGY DRIVE
                            FREMONT, CALIFORNIA 94538
                                 (510) 683-5900

            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                    COPY TO:
                               SALLY J. RAU, ESQ.
                          ELIZABETH M. O'CALLAHAN, ESQ.
                        GRAY CARY WARE & FREIDENRICH LLP
                               400 HAMILTON AVENUE
                        PALO ALTO, CALIFORNIA 94301-1825
                                 (650) 833-2000

                                ----------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   As soon as practicable after this Registration Statement becomes effective.

        If the only securities being registered on this form are being offered pursuant to a dividend or interest reinvestment plans, please check the following box: [ ]

        If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [ ]

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]


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        If this Form is a post-effective Act amendment filed pursuant to Rule
462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ X ] Registration Statement File No. 333-47560.

        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                                EXPLANATORY NOTE

        This Post-Effective Amendment to the Registration Statement on Form S-3, File No. 333-47560, is being filed with the Securities and Exchange Commission pursuant to Rule 462(c) under the Securities Act of 1933, as amended. This Amendment is being filed for the sole purpose of de-registering the shares not sold under this Registration Statement. Approximately 158,415 shares have been sold under this Registration Statement to date.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf of the undersigned, thereunto duly authorized in the City of Fremont, State of California on December 17, 2001.

                                            AXT, INC.

                                            By: /s/  Morris S. Young*
                                                --------------------------------
                                                Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

            SIGNATURE                                      TITLE
            ---------                                      -----
/s/  Morris S. Young*                       Chief Executive Officer and Director
--------------------------------
Morris S. Young

/s/  Donald L. Tatzin                       Chief Financial Officer and Director
--------------------------------
Donald L. Tatzin

/s/  Jesse Chen*                            Director
--------------------------------
Jesse Chen

/s/  B.J. Moore*                            Director
--------------------------------
B. J. Moore


/s/  David Chen*                            Director
--------------------------------
David Chen

*BY:     /s/ Donald L. Tatzin               Attorney-in-Fact
        ------------------------------
        Donald L. Tatzin
        Attorney-In-Fact